UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2017

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36226	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road, Wilmington, Massachusetts 01887
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 253-6200
Not applicable
(Former name or former address, if changed since last report.)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 FD Disclosure
On September 14, 2017, members of Rudolph Technologies, Inc. management spoke at the Rudolph Analyst Event. A copy of the slides used during their presentation are attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Presentation slides dated September 14, 2017.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation slides dated September 14, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.
Date: September 14, 2017	By: /s/ Michael P. Plisinski
Michael P. Plisinski Chief Executive Officer